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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                F O R M  8 - K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                           -------------------------

     Date of Report (Date of earliest event reported):  September 11, 1996

                       EQUITY CORPORATION INTERNATIONAL
            (Exact name of registrant as specified in its charter)

                                    DELAWARE
                        (State or other jurisdiction of
                         incorporation or organization)

                                   75-2521142
                    (I.R.S. employer identification number)

                       415 SOUTH FIRST STREET, SUITE 210
                                  LUFKIN, TEXAS
                    (Address of principal executive offices)

                                     75901
                                  (Zip Code)

                                 (409) 634-1033
              (Registrant's telephone number, including area code)

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

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number    Description
     --------------    ------------

     99.1 Press Release, dated September 11, 1996, relating to the declaration of the stock dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 11, 1996

EQUITY CORPORATION INTERNATIONAL

By:  /s/ W. Cardon Gerner
     ------------------------
     Senior Vice President
     Chief Financial Officer
    (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

EXHIBIT INDEX          DESCRIPTION
- --------------         ------------

99.1 Press Release, dated September 11, 1996, relating to the declaration of the stock dividend.